UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2015

 SCYNEXIS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36365	56-2181648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street, Suite 3610
Jersey City, New Jersey 07302-6548
(Address of principal executive offices, including zip code)

(919) 544-8636
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                     Other Events.

On July 21, 2015, SCYNEXIS, Inc. (the "Company" or "SCYNEXIS") completed the sale of the Company's contract research and development services business (the "Services Business") asset group pursuant to an Asset Purchase Agreement, with an effective date of July 17, 2015, with Accuratus Lab Services, Inc., a private-equity backed process chemistry, formulation, manufacturing and analytical development services provider. The Company met the relevant criteria for reporting the Services Business as held for sale and in discontinued operations in the second quarter of 2015. As a result, the Company presented the Services Business as held for sale and in discontinued operations as of and for the three and six month periods ended June 30, 2015, and 2014, within the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, filed with the SEC on August 19, 2015 (the "Second Quarter Form 10-Q"). Accordingly, the Company has retrospectively recast its financial statements to present the Services Business as a discontinued operation.
Exhibit 99.1 of this Current Report on Form 8-K presents a recast of the following sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (“Form 10-K”) to present the Services Business as a discontinued operation:
•Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition
•Item 8. Financial Statements and Supplementary Data
Except for information and events related to sale of the Services Business and other material events occurring subsequent to the filing of the Company’s Form 10-K and with the SEC on March 30, 2015, no other revisions have been made to the Company’s Form 10-K to update for other information, developments or events that have occurred since the Company’s Form 10-K was filed on March 30, 2015.
Exhibit 99.2 of this Current Report on Form 8-K presents a recast of the following sections of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 (“First Quarter Form 10-Q”) to present the Services Business as a discontinued operation:
•Item 1. Financial Statements
•Item 2. Management’s Discussion and Analysis of Results of Operations and Financial Condition
Except for information and events related to the sale of the Services Business and other material events occurring subsequent to the filing of the Company’s First Quarter Form 10-Q and with the SEC on May 15, 2015, no other revisions have been made to the Company’s First Quarter Form 10-Q to update for other information, developments or events that have occurred since the Company’s First Quarter Form 10-Q was filed on May 15, 2015.
This Current Report on Form 8-K, including all exhibits hereto, should be read in conjunction with the Company’s Form 10-K, First Quarter 2015 Form 10-Q, Second Quarter 2015 Form 10-Q and other filings with the SEC. These SEC filings contain important information regarding events, developments and updates affecting the Company and its expectations, including those that have occurred since the filings of the Form 10-K and First Quarter Form 10-Q.

Item 9.01.                     Financial Statements and Exhibits
(d) Exhibits. The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm.

99.1
Recast of SCYNEXIS, Inc.'s Financial Statements and notes thereto as of December 31, 2014 and 2013, and for the years ended December 31, 2014 and 2013, and the related Management’s Discussion and Analysis of Results of Operations and Financial Condition.

99.2
Recast of SCYNEXIS, Inc.'s Financial Statements and notes thereto (unaudited) as of March 31, 2015, and December 31, 2014, and for the three months ended March 31, 2015 and 2014, and the related Management’s Discussion and Analysis of Results of Operations and Financial Condition.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Schema Linkbase Document

101.CAL	XBRL Taxonomy Calculation Linkbase Document

101.DEF	XBRL Taxonomy Definition Linkbase Document

101.LAB	XBRL Taxonomy Labels Linkbase Document

101.PRE	XBRL Taxonomy Presentation Linkbase Document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

Dated: October 30, 2015	By:	/s/ Jonathan Sears Woodall
Jonathan Sears Woodall
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm.

99.1
Recast of SCYNEXIS, Inc.'s Financial Statements and notes thereto as of December 31, 2014 and 2013, and for the years ended December 31, 2014 and 2013, and the related Management’s Discussion and Analysis of Results of Operations and Financial Condition.

99.2
Recast of SCYNEXIS, Inc.'s Financial Statements and notes thereto (unaudited) as of March 31, 2015, and December 31, 2014, and for the three months ended March 31, 2015 and 2014, and the related Management’s Discussion and Analysis of Results of Operations and Financial Condition.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Schema Linkbase Document

101.CAL	XBRL Taxonomy Calculation Linkbase Document

101.DEF	XBRL Taxonomy Definition Linkbase Document

101.LAB	XBRL Taxonomy Labels Linkbase Document

101.PRE	XBRL Taxonomy Presentation Linkbase Document